UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     AUGUST 30, 2004
                                                 -------------------------------

                             BKF CAPITAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              1-10024                                    36-0767530
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        (Commission File Number)               (IRS Employer Identification No.)


   ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                       10020
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   (Address of Principal Executive Offices)                      (Zip Code)

                                  212-332-8400
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02         DEPARTURE OF PRINCIPAL OFFICER

                  The firm accepted Greg Rogers' resignation, effective September 30, 2004. Greg has served as Executive Vice President & Chief Operating Officer for BKF Capital Group, Inc. and its primary subsidiary, John
A. Levin & Co., Inc., since January 2000. Greg will be considering other opportunities in or related to the investment management business, which may involve a continuing relationship with the firm. The firm is commencing a search to fill his position. In the interim period, his responsibilities will be assigned to the existing members of the senior management team.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  August 30, 2004

                                   BKF CAPITAL GROUP, INC.


                                   By: /s/ Norris Nissim
                                       ---------------------------------------
                                       Name:   Norris Nissim
                                       Title:  General Counsel and
                                               Vice President